Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, GREGORY E. MURPHY, the Chairman of the Board, President and Chief Executive Officer of Selective Insurance Group, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of the Company for the period ended December 31, 2011, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2012	By: /s/ Gregory E. Murphy
Gregory E. Murphy
Chairman of the Board, President and Chief Executive Officer